                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                               NOVEMBER 16, 2001


                         BIONOVA HOLDING CORPORATION
           (Exact name of Registrant as specified in its charter)



    Delaware                        0-12177                      75-2632242

(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


     6701 San Pablo Avenue, Oakland, California               94608
      (Address of principal executive offices)              (Zip Code)


            Registrant's telephone number, including area code:

                                (510) 547-2395

Bionova Holding Corporation's current report on Form 8-K filed on January 4, 2002, to report the sale by the company's subsidiary Agrobionova, S.A. de C.V. of its entire interest in Interfruver de Mexico, S.A. de C.V., is amended to provide pro forma financial information, to attach the pertinent agreements as exhibits, and to make the other changes set forth below.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

The third paragraph of this item is hereby deleted and replaced with the following paragraph:

         In accordance with the Purchase Agreement, the transaction consists of both a fixed and variable component. The fixed component is approximately $2.6 million, of which $1.1 million is purchase price. The purchase price consists of $0.9 million of cash consideration plus an additional $0.2 million to be paid in August 2002 for the total shares of Interfruver's capital stock. Additionally, Interfruver will pay $0.7 million for the outstanding accounts receivable for the services provided by Agrobionova to Interfruver prior to the date of the Purchase Agreement and will pay $0.8 million for royalties and the costs of services that Agrobionova will provide to Interfruver during the calendar year 2002. The fixed component is paid to Agrobionova as follows: approximately $1.7 million was paid to Agrobionova upon execution of the Agreement, $0.7 million is to be paid on March 1, 2002 and $0.2 million is to be paid on August 31, 2002. The variable component, which is determined based upon Interfruver's sales during the period from January 1, 2002 through December 31, 2005, is expected to be approximately $2.8 million (based upon management's best estimate). The variable component is to be paid through four annual and variable payments during the calendar years 2002, 2003, 2004, and 2005, with a partial payment made on every June 30th and the remainder of the payment to be made on every December 31st of each of the calendar years. The aggregate sale price was determined based on the current value of the stockholders' equity and a valuation of the brand equity. All of the Bon Family's payment obligations are joint and several obligations of each member of the Bon Family, and the obligations are secured by a pledge of the Shares. The pledge will terminate on January 30, 2003, if the Bon Family is current in all of its payment obligations at that date.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

              Not Applicable

         (b)  PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma consolidated financial statements of Bionova Holding Corporation and Subsidiaries ("Bionova Holding" or the "Company") set forth below consist of the unaudited pro forma consolidated balance sheet as of September 30, 2001 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000. The unaudited pro forma consolidated balance sheet was prepared to give effect to the disposition of Interfruver de Mexico, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("Interfruver"), as if it had occurred on September 30, 2001. The unaudited pro forma consolidated statements of operations were prepared to give effect to the disposition of Interfruver as if it had occurred on January 1, 2000. The unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of operations presented below do not purport to represent what Bionova Holding's financial position and operations, respectively, actually would have been had the disposition of Interfruver occurred on the dates indicated or to project Bionova Holding's financial position and operating results, respectively, for any future period. The unaudited reclassification of discontinued operations represents Bionova Holding's December 2001, decision to reconsider the sale of its fresh produce farming and distribution business, which will be decided in 2002. The unaudited pro forma adjustments and eliminations are based upon currently available information and certain assumptions that Bionova Holding believes are reasonable. The unaudited pro forma consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the historical consolidated financial statements contained in Bionova Holding's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

The unaudited pro forma consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and are presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred if the disposition had been consummated on September 30, 2001 or January 1, 2000, respectively, nor is it necessarily indicative of future operating results or financial position.



                                       BIONOVA HOLDING CORPORATION AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   AS OF SEPTEMBER 30, 2001
                                                   Thousands of U.S. Dollars


                                                                                 Reclassification  Total Bionova
                                                                  As Reported in  of Discontinued  Holding Corp.     Balance of
                                                                   9/30/01 10-Q   Operations (1)   Continuing Op.  Interfruver (2)
ASSETS
Current assets:
  Cash and cash equivalents                                       $       61        $    3,967       $    4,028      $     1,332
  Accounts receivable, net                                             1,211            23,994           25,205            6,036
  Advances to growers, net                                                              10,284           10,284            1,467
  Net assets of discontinued operations                               58,961           (58,961)              -
  Assets held for sale                                                 1,500                              1,500
  Inventories, net                                                        12            13,959           13,971            3,335
  Other current assets                                                   164             1,480            1,644              753
                                                                  ----------        ----------       ----------      -----------
  Total current assets                                            $   61,909        $   (5,277)      $   56,632      $    12,923
Property, plant and equipment, net                                       900            37,390           38,290              763
Patents and trademarks, net                                            9,605             1,716           11,321
Goodwill, net                                                          7,756            17,406           25,162
Other assets                                                                            10,019           10,019
                                                                  ----------        ----------       ----------      -----------
Total assets                                                      $   80,170        $   61,254       $  141,424      $    13,686



LIABILITIES, MINORITY INTEREST, AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses                                9,122            15,338           24,460            5,148
  Accounts due to related parties                                      6,886            82,542           89,428            1,211
  Short-term bank loans                                                                  5,162            5,162              523
  Current portion of long-term debt                                                        341              341
  Advances towards sale of discontinued operations                    58,961           (58,961)               -
  Deferred income taxes                                                                  1,525            1,525
  Other current liabilities                                                                176              176              176
                                                                  ----------        ----------       ----------      -----------
  Total current liabilities                                       $   74,969        $   46,123       $  121,092      $     7,058
Long-term debt with third parties                                                          754              754
                                                                  ----------        ----------       ----------      -----------
   Total liabilities                                              $   74,969        $   46,877       $  121,846      $     7,058

Minority interest                                                                   $    3,011       $    3,011



Stockholders' equity:
  Preferred stock, $01 par value, 5,000 shares authorized, 200 and 0 shares issued and outstanding at December 31, 2000 and 1999,
  respectively, liquidation value of $10,000 per share
  Common stock, $01 par value, 50,000,000 shares authorized,
  23,588,031 shares issued and outstanding                               236                                236
  Additional paid-in capital                                         169,844             1,753          171,597              460
  Retained earnings (accumulated deficit)                           (164,879)            8,875         (156,004)           5,459
  Accumulated other comprehensive income (loss)                                            738              738              709
                                                                  ----------        ----------       ----------      -----------
  Total stockholders' equity                                      $    5,201        $   11,366       $   16,567      $     6,628
                                                                  ----------        ----------       ----------      -----------
Total liabilities, minority interest, and stockholders' equity    $   80,170        $   61,254       $  141,424      $    13,686
                                                                  ==========        ==========       ==========      ===========


                                                                  Pro Forma
                                                                 Adjustments              Pro Forma
                                                                      and                  Bionova
                                                                 Eliminations           Holding Corp.
ASSETS
Current assets:
  Cash and cash equivalents                                            1,768 (3)          $    4,464
  Accounts receivable, net                                              (533)(4)              18,636
  Advances to growers, net                                                                     8,817
  Net assets of discontinued operations                                                            -
  Assets held for sale                                                                         1,500
  Inventories, net                                                                            10,636
  Other current assets                                                                           891
                                                                  ----------              ----------
  Total current assets                                            $    1,235              $   44,944
Property, plant and equipment, net                                                            37,527
Patents and trademarks, net                                                                   11,321
Goodwill, net                                                         (2,801)(6)              22,361
Other assets                                                                                  10,019
                                                                  ----------              ----------
Total assets                                                      $   (1,566)             $  126,172

LIABILITIES, MINORITY INTEREST, AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses                                                       19,312
  Accounts due to related parties                                                             88,217
  Short-term bank loans                                                                        4,639
  Current portion of long-term debt                                                              341
  Advances towards sale of discontinued operations                                                 -
  Deferred income taxes                                                                        1,525
  Other current liabilities                                              122 (5)                 122
                                                                  ----------              ----------
  Total current liabilities                                       $      122              $  114,156
Long-term debt with third parties                                                                754
                                                                  ----------              ----------
   Total liabilities                                              $      122              $  114,910

Minority interest                                                 $   (3,313)(6)          $     (302)



Stockholders' equity:
  Preferred stock, $01 par value, 5,000 shares authorized, 200 and 0 shares issued and outstanding at December 31, 2000 and 1999,
  respectively, liquidation value of $10,000 per share
  Common stock, $01 par value, 50,000,000 shares authorized,
  23,588,031 shares issued and outstanding                                                       236
  Additional paid-in capital                                             460 (6)             171,597
  Retained earnings (accumulated deficit)                                456 (6)            (161,007)
  Accumulated other comprehensive income (loss)                          709 (6)                 738
                                                                  ----------              ----------
  Total stockholders' equity                                      $    1,625              $   11,564
                                                                  ----------              ----------
Total liabilities, minority interest, and stockholders' equity    $   (1,566)             $  126,172
                                                                  ==========              ==========

                               BIONOVA HOLDING CORPORATION AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    AND COMPREHENSIVE INCOME AND LOSS
                                   FISCAL YEAR ENDED DECEMBER 31, 2000
                                        THOUSANDS OF U.S. DOLLARS



                                                         As Reported in     Reclassification     Total Bionova        Balance of
                                                           10-K 2000        of Discontinued      Holding Corp.       Interfruver (8)
                                                                             Operations (7)      Continuing Op.
                                                         -------------------------------------------------------------------------
Total revenues                                           $        3,467        $    222,789      $      226,256        $    99,458

Cost of sales                                                         -             213,057             213,057             93,744
Selling and administrative expenses                               6,483              22,536              29,019              3,783
Research and development expenses                                 6,200                   -               6,200
Impairment of assets held for sale                                    -                   -                   -
Amortization of goodwill, patents and trademarks                  2,008               1,493               3,501
                                                         -------------------------------------------------------------------------
                                                                 14,691             237,086             251,777             97,527
                                                         -------------------------------------------------------------------------

Operating income (loss)                                  $      (11,224)       $    (14,297)     $      (25,521)       $     1,931

Interest expense                                                (14,325)             (3,187)            (17,512)              (390)
Interest income                                                     230               1,911               2,141                151
Exchange gain (loss), net                                             -                 381                 381
Other non-operating income (expense)                                  -                (589)               (589)
                                                         -------------------------------------------------------------------------
                                                         $      (14,095)             (1,484)            (15,579)              (239)

Shareholder litigation expense                                                                                -
                                                         -------------------------------------------------------------------------

Income (loss) before taxes, minority interest, and
  extraordinary items                                    $      (25,319)       $    (15,781)     $      (41,100)       $     1,692

Discontinued operations
  Gains (losses) from discontinued operations                   (14,879)             14,879                   -

Income tax (expense) benefit                                                           (643)               (643)              (491)
                                                         -------------------------------------------------------------------------

Income (loss) before minority interest and
  extraordinary items                                    $      (40,198)       $     (1,545)     $      (41,743)       $     1,201

Minority interest                                                                     1,545               1,545
                                                         -------------------------------------------------------------------------

Income (loss) before extraordinary items                 $      (40,198)       $          -      $      (40,198)       $     1,201

Extraordinary loss on retirement of floating rate notes          (1,917)       $                 $       (1,917)       $
                                                         -------------------------------------------------------------------------

Net income (loss)                                        $      (42,115)       $          -      $      (42,115)       $     1,201

Other comprehensive income (expense)                                276                                     276
                                                         -------------------------------------------------------------------------

Comprehensive income (loss)                              $      (41,839)       $          -      $      (41,839)       $     1,201
                                                         =========================================================================


Shares                                                       23,588,031          23,588,031          23,588,031         23,588,031
Income (loss) per share from continuing operations                (1.07)              (0.67)              (1.74)              0.07
Income (loss) per share from discontinued operations              (0.63)               0.63                 -                  -
                                                         -------------------------------------------------------------------------
Income (loss) per share before extraordinary items       $        (1.70)       $        -        $        (1.70)       $      0.05
Income (loss) per share from extraordinary items                  (0.08)                -                 (0.08)               -
                                                         -------------------------------------------------------------------------
Net income (loss) per share                              $        (1.79)       $        -        $        (1.79)       $      0.05
                                                         =========================================================================

                                                             Pro Forma
                                                            Adjustments       Pro Forma
                                                                and            Bionova
                                                            Eliminations    Holding Corp.
                                                            ------------------------------
Total revenues                                              $     9,165 (9) $      135,963

Cost of sales                                                     9,165 (9)        128,478
Selling and administrative expenses                                                 25,236
Research and development expenses                                                    6,200
Impairment of assets held for sale                                                       -
Amortization of goodwill, patents and trademarks                                     3,501
                                                            ------------------------------
                                                                  9,165            163,415
                                                            ------------------------------

Operating income (loss)                                     $         -     $      (27,452)

Interest expense                                                                   (17,122)
Interest income                                                                      1,990
Exchange gain (loss), net                                                              381
Other non-operating income (expense)                                                  (589)
                                                            ------------------------------
                                                            $         -     $      (15,340)

Shareholder litigation expense                                                           -
                                                            ------------------------------

Income (loss) before taxes, minority interest, and
  extraordinary items                                       $         -     $      (42,792)

Discontinued operations
  Gains (losses) from discontinued operations                                           -

Income tax (expense) benefit                                                          (152)
                                                            ------------------------------

Income (loss) before minority interest and
  extraordinary items                                       $         -     $      (42,944)

Minority interest                                                   589 (10)         2,134
                                                            ------------------------------

Income (loss) before extraordinary items                    $       589     $      (40,810)

Extraordinary loss on retirement of floating rate notes                             (1,917)
                                                            ------------------------------

Net income (loss)                                           $       589     $      (42,727)

Other comprehensive income (expense)                                                   276
                                                            ------------------------------

Comprehensive income (loss)                                 $       589     $      (42,451)
                                                            ==============================


Shares                                                       23,588,031         23,588,031
Income (loss) per share from continuing operations                  -                (1.81)
Income (loss) per share from discontinued operations                -                  -
                                                            ------------------------------
Income (loss) per share before extraordinary items          $      0.02     $        (1.73)
Income (loss) per share from extraordinary items                    -                (0.08)
                                                            ------------------------------
Net income (loss) per share                                 $      0.02     $        (1.81)
                                                            ==============================


                               BIONOVA HOLDING CORPORATION AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    AND COMPREHENSIVE INCOME AND LOSS
                              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                        THOUSANDS OF U.S. DOLLARS



                                                         As Reported in      Reclassification    Total Bionova         Balance of
                                                             9/30/01         of Discontinued     Holding Corp.         Interfruver
                                                              10-Q            Operations (7)     Continuing Op.            (8)
                                                         -------------------------------------------------------------------------
Total revenues                                           $        1,742        $    168,644      $      170,386        $    71,197

Cost of sales                                                         -             153,093             153,093             65,625
Selling and administrative expenses                               3,576              14,185              17,761              3,704
Research and development expenses                                 4,182                   -               4,182
Impairment of assets held for sale                                2,063                   -               2,063
Amortization of goodwill, patents and trademarks                  1,472                 915               2,387
                                                         -------------------------------------------------------------------------
                                                                 11,293             168,193             179,486             69,329
                                                         -------------------------------------------------------------------------

Operating income (loss)                                  $       (9,551)       $        451      $       (9,100)       $     1,868

Interest expense                                                   (486)             (2,281)             (2,767)              (271)
Interest income                                                     (23)              1,360               1,337                129
Exchange gain (loss), net                                             -                (651)               (651)
Other non-operating income (expense)                                  -                 131                 131
                                                         -------------------------------------------------------------------------
                                                         $         (509)       $     (1,441)     $       (1,950)       $      (142)

Shareholder litigation expense                                   (6,379)                                 (6,379)
                                                         -------------------------------------------------------------------------

Income (loss) before taxes, minority interest, and
  extraordinary items                                    $      (16,439)       $       (990)     $      (17,429)       $     1,726

Discontinued operations
  Gains (losses) from discontinued operations                    (1,831)              1,831                   -

Income tax (expense) benefit                                                         (1,131)             (1,131)              (733)
                                                         -------------------------------------------------------------------------

Income (loss) before minority interest and
  extraordinary items                                    $      (18,270)       $       (290)     $      (18,560)       $       993

Minority interest                                                                       290                 290
                                                         -------------------------------------------------------------------------

Income (loss) before extraordinary items                 $      (18,270)       $          -      $      (18,270)       $       993

Extraordinary loss on retirement of floating rate notes                                                       -
                                                         -------------------------------------------------------------------------

Net income (loss)                                        $      (18,270)       $          -      $      (18,270)       $       993

Other comprehensive income (expense)                                                    108                 108
                                                         -------------------------------------------------------------------------

Comprehensive income (loss)                              $      (18,270)       $        108      $      (18,162)       $       993
                                                         =========================================================================


Shares                                                       23,588,031          23,588,031          23,588,031         23,588,031
Income (loss) per share from continuing operations                (0.70)              (0.04)              (0.74)              0.07
Income (loss) per share from discontinued operations              (0.08)               0.08                 -                  -
                                                         -------------------------------------------------------------------------
Income (loss) per share before extraordinary items       $        (0.77)       $        -        $        (0.77)       $      0.04
Income (loss) per share from extraordinary items                    -                   -                   -                  -
                                                         -------------------------------------------------------------------------
Net income (loss) per share                              $        (0.77)       $        -        $        (0.77)       $      0.04
                                                         =========================================================================

                                                             Pro Forma
                                                            Adjustments         Pro Forma
                                                                and              Bionova
                                                            Eliminations      Holding Corp.
                                                            --------------------------------
Total revenues                                              $     8,781 (9)   $      107,970

Cost of sales                                                     8,781 (9)           96,249
Selling and administrative expenses                                                   14,057
Research and development expenses                                                      4,182
Impairment of assets held for sale                                                     2,063
Amortization of goodwill, patents and trademarks                                       2,387
                                                            --------------------------------
                                                                  8,781              118,938
                                                            --------------------------------

Operating income (loss)                                     $         -       $      (10,968)

Interest expense                                                                      (2,496)
Interest income                                                                        1,208
Exchange gain (loss), net                                                               (651)
Other non-operating income (expense)                                                     131
                                                            --------------------------------
                                                            $         -       $       (1,808)

Shareholder litigation expense                                                        (6,379)
                                                            --------------------------------

Income (loss) before taxes, minority interest, and
  extraordinary items                                       $         -       $      (19,155)

Discontinued operations
  Gains (losses) from discontinued operations                                             -

Income tax (expense) benefit                                                            (398)
                                                            --------------------------------

Income (loss) before minority interest and
  extraordinary items                                       $         -       $      (19,553)

Minority interest                                                   488 (10)             778
                                                            --------------------------------

Income (loss) before extraordinary items                    $       488       $      (18,775)

Extraordinary loss on retirement of floating rate notes                                    -
                                                            --------------------------------

Net income (loss)                                           $       488       $      (18,775)

Other comprehensive income (expense)                                                     108
                                                            --------------------------------

Comprehensive income (loss)                                 $       488       $      (18,667)
                                                            ================================


Shares                                                       23,588,031           23,588,031
Income (loss) per share from continuing operations                  -                  (0.81)
Income (loss) per share from discontinued operations                -                    -
                                                            --------------------------------
Income (loss) per share before extraordinary items          $      0.02       $        (0.80)
Income (loss) per share from extraordinary items                    -                    -
                                                            --------------------------------
Net income (loss) per share                                 $      0.02       $        (0.80)
                                                            ================================


                   Notes to unaudited pro forma consolidated financial statements

                   NOTE 1 - BASIS OF PRESENTATION:

                   On November 1, 2001, Agrobionova, S.A. de C.V. ("Agrobionova") a corporation organized under the laws of the United Mexican States and subsidiary of Bionova Holding Corporation, a Delaware corporation ("Bionova Holding" or the "Company") entered into an agreement ("Purchase Agreement") with Ricardo Bon Echavarria, Carlos Bon Echavarria, Oscar Bon Echavarria and Luis Guillermo Echavarria de la Vega (the "Bon Family") for the sale of its total shares of capital stock (representing 50.01% ownership), in Interfruver de Mexico, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("Interfruver").

                   In accordance with the Purchase Agreement, the transaction consists of both a fixed and variable component. The fixed component is approximately $2.6 million, of which $1.1 million is purchase price. The purchase price consists of $0.9 million of cash consideration plus an additional $0.2 million to be paid in August 2002 for the total shares of Interfruver's capital stock. Additionally, Interfruver will pay $0.7 million for the outstanding accounts receivable for the services provided by Agrobionova to Interfruver prior to the date of the Purchase Agreement and will pay $0.8 million for royalties and the costs of services that Agrobionova will provide to Interfruver during the calendar year 2002. The fixed component is paid to Agrobionova as follows: approximately $1.7 million was paid to Agrobionova upon execution of the agreement, $0.7 million is to be paid on March 1, 2002 and $0.2 million is to be paid on August 31, 2002. The variable component, which is determined based upon Interfruver's sales during the period from January 1, 2002 through December 31, 2005, is expected to be approximately $2.8 million (based upon management's best estimate). The variable component is to be paid through four annual and variable payments during the calendar years 2002, 2003, 2004 and 2005, with a partial payment made on every June 30th and the remainder of the payment to be made on every December 31st of each of the calendar years.

                   Interfruver is located in Guadalajara, Mexico and is Mexico's largest fresh produce distributor. Interfruver distributes fruits and vegetables produced by Agrobionova and other Mexican producers, as well as produce imported from the United States and other countries.

                   The unaudited pro forma consolidated financial statements presented are not necessarily indicative of the future results of operations of Bionova Holding, which would have resulted had the disposition taken place during the periods reported. The unaudited pro forma balance sheet presents the consolidated financial position of Bionova Holding assuming the disposition of Interfruver had been consummated on September 30, 2001. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000, present the consolidated results of operations of Bionova Holding assuming that the disposition had been consummated as of January 1, 2000.

                   The unaudited pro forma consolidated statements of operations exclude the effects of the loss on the sale of Interfruver. This amount is reflected as a charge to the accumulated deficit in the unaudited pro forma consolidated balance sheet.

                   NOTE 2 - NET LOSS PER SHARE:

                   Basic net income (loss) per common share is computed as net income (loss) divided by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per common share is computed as net income
                   (loss) divided by the weighted average number of common shares and potential common shares, using the treasury stock method, outstanding during the period.

                   The following table sets forth the potential shares of common stock that are not included in the diluted net loss per share attributable to common stockholders because to do so would be anti-dilutive for the periods indicated (in thousands):



                                                                             (THOUSANDS OF SHARES)
                                                                          -------------------------
                                                                Nine-Months Ended        Fiscal Year Ended
                                                                September 30, 2001       December 31, 2000
                                                                ------------------       -----------------
                   Effect of dilutive securities:
                     Convertible preferred stock outstanding          23,156                    23,156
                     Stock options outstanding                           326                       326



                   NOTE 3 - PRO FORMA ADJUSTMENTS AND ELIMINATIONS:

                   Unaudited Pro Forma Consolidated Balance Sheet

                   The following notes describe the historical and pro forma adjustments and eliminations found on the accompanying unaudited pro forma consolidated balance sheet.

                   (1) The amounts included in the Reclassification of Discontinued Operations column reflect Bionova Holding's December 2001, decision to reconsider the sale of its fresh produce farming and distribution business, which will be decided in 2002.

                   (2) The amounts included in the Balance of Interfruver column reflect the assets and liabilities of Interfruver on a stand-alone basis.

                   (3) Reflects the cash proceeds of approximately $900,000 from the disposition of Interfruver and the payment of certain existing accounts receivable of approximately $750,000. Additionally, Agrobionova received approximately $118,000 related to a prepayment for future services.

                   (4) Reflects the receivable balance in the amount of $217,000 from the disposition of Interfruver, which is scheduled to be paid in August 2002, netted against the reduction in accounts receivable from Interfruver paid upon the disposition of Interfruver in the amount of $750,000.

                   (5) Reflects additional Value Added Tax owed to the Mexican Government associated with the disposition of Interfruver and cash received for future services to be provided to Interfruver.

                   (6) To record the loss on the disposition of Interfruver in the amount of $5 million, write-off of the unamortized portion of goodwill associated with the original purchase of Interfruver in 1995 and eliminate the investment in and minority interests of Interfruver.

                   Unaudited Pro Forma Consolidated Statements of Operations

                   (7) The amounts included in the Reclassification of Discontinued Operations column reflect Bionova Holding's December 2001, decision to reconsider the sale of its fresh produce farming and distribution business, which will be decided in 2002.

                   (8) The amounts included in the Balance of Interfruver column on the unaudited pro forma consolidated statements of operations reflect the operations of the Interfruver business disposed of.

                   (9) Reflects the sales made to Interfruver during the period on a stand-alone basis.

                   (10) Reflects the adjustment to minority interests from the disposition of Interfruver.

         (c)  EXHIBITS.

              2.1 Contrato de Compraventa de Acciones (Contract for the Purchase and Sale of Shares) dated November 1, 2001, between Agrobionova, S.A. de C.V., Ricardo Bon Echavarria, Carlos Bon Echavarria, Oscar Bon Echavarria, and Luis Guillermo Echavarria de la Vega (Portions of this exhibit have been excluded pursuant to a request for confidential treatment)

              2.2 Contrato de Prenda (Chattel Mortgage Agreement) dated November 1, 2001, between Agrobionova, S.A. de C.V., Ricardo Bon Echavarria, Carlos Bon Echavarria, Oscar Bon Echavarria, and Luis Guillermo Echavarria de la Vega

              2.3 English-language translation of the CONTRATO DE COMPRAVENTA DE ACCIONES (Contract for the Purchase and Sale of Shares) dated November 1, 2001, between Agrobionova, S.A. de C.V., Ricardo Bon Echavarria, Carlos Bon Echavarria, Oscar Bon Echavarria, and Luis Guillermo Echavarria de la Vega (Portions of this exhibit have been excluded pursuant to a request for confidential treatment)

              2.4 English-language translation of the Contrato de Prenda (Chattel Mortgage Agreement) dated November 1, 2001, between Agrobionova, S.A. de C.V., Ricardo Bon Echavarria, Carlos Bon Echavarria, Oscar Bon Echavarria, and Luis Guillermo Echavarria de la Vega




                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2002                 BIONOVA HOLDING CORPORATION


                                       By:   /s/ GABRIEL MONTEMAYOR
                                          --------------------------------------
                                          Gabriel Montemayor,
                                          Chief Financial Officer